UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2020

WeTrade Group Inc.
(Exact name of registrant as specified in its charter)

Wyoming

(State or other jurisdiction of incorporation or organization)

7374

(Primary Standard Industrial Classification Code Number)

______________________________

(I.R.S. Employer Identification Number)

No 1 Gaobei South Coast, Yi An Men 111 Block 37, Chao Yang District, Beijing City,

People Republic of China +8610-85788631.

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Wyoming Registered Agent 1621 Central Ave Cheyenne, Wyoming 82001

(Name, address, including zip code, and telephone number,

including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.06 Change in Shell Company Status

WeTrade Group Inc. has ceased to be a shell company (as defined under Rule 405 of the Securities Exchange Act of 1934, as amended) as of the result of commencement of active business operations, development of assets and generation of revenue therefrom by its wholly owned subsidiary, Yue Shang Information Technology (Beijing) Co Limited. The information contained in this 8-K constitutes the current "Form 10 information" necessary to satisfy the conditions contained in Rule 144(i)(2) under the Securities Act of 1933, as amended.

In January 2020, WeTrade Group appointed a 3rd party software company to develop an auto-billing management system (“WePay System”) at the cost of RMB 400,000  ($57,143) in order to provide online payment services for its online store customers in PRC.  The resulting WePay System is an asset currently valued at $56,191

On March 1, 2020 WeTrade Group Inc.’s wholly owned subsidiary Yue Shang Information Technology (Beijing) Co Limited entered into a Technical Entrust (Agency) Agreement with Global Joy Trip Technology (Beijing) Co Limited. WeTrade Group Inc.’s CEO and Director Dai Zheng is a majority shareholder in Global Joy Trip Technology (Beijing) Co Limited and commenced operations.

As per the terms of the agreement subsidiary Yue Shang Information Technology (Beijing) Co Limited provides social e-commerce revenue management system services, “the WePay System,” to Global Joy Trip Technology (Beijing) Co Limited.

Global Joy Trip Technology (Beijing) Co Limited pays 2% of the actual Gross Merchandise Volume (“GMV”) generated during the operational period to Yue Shang Information Technology (Beijing) Co Limited as the system service fee for using the WePay System. As a result of the foregoing activity, WeTrade Group Inc.’s subsidiary Yue Shang Information Technology (Beijing) Co., Ltd. has generated $21,700 in revenue as of March 31, 2020.

WeTrade Group Inc. is no longer a shell company as defined under 17 CFR §240.12b-2 and Rule 144(i)(1)(i) as it has commenced regular revenue generating operations and controls significant assets, the WePay System.

FORM 10 INFORMATION

Item 1 Business

This provides an overview of the Company’s business pursuits.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. To the extent that any statements made in this report contain information that is not historical, these statements are essentially forward-looking. Forward-looking statements can be identified by the use of words such as “expects”, “plans”, “will”, “may,” “anticipates”, “believes”, “should”, “intends”, “estimates”, and other words of similar meaning. These statements are subject to risks and uncertainties that cannot be predicted or quantified and, consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, our ability to raise additional capital to finance our activities; the effectiveness, profitability and marketability of our products; legal and regulatory risks; the future trading of our common stock; our ability to operate as a public company; our ability to protect our proprietary information; general economic and business conditions; the volatility of our operating results and financial condition; our ability to attract or retain qualified senior management personnel and research and development staff; and other risks detailed from time to time in our filings with the Securities and Exchange Commission (the “SEC”), or otherwise.

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Information regarding market and industry information contained in this report is included based on information available to us that we believe is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services.

Organization

WeTrade Group Inc. was incorporated in the State of Wyoming on March 28, 2019.

WeTrade Group Inc. is in the business of providing technical services and solutions via its membership-based social e-commerce platform and the Group is targeted to provided technical and auto-billing management services for 100 million micro-business online stores in China.

In January 2020, WeTrade have appointed 3rd party software company to develop an auto-billing management system (“WePay System”) at the cost of RMB 400,000 in order to provide online payment services for its online store customers in PRC.

The main functions of WePay System is an online payment services, CPS profit management services, multi-channels App and data analysis, which is developed to provide payment and auto-billing services for online store customers from retail, tourism industry, hospitality and beauty industry.

WeTrade Group INC has successfully conducted its business operations in mainland China and trial operation in Hong Kong, Philippines and Singapore. WeTrade has also formed the long-term technical cooperation with Yuetao App, Daren App, Yuebei App, Jingdong App, Yuedian App and Lvyue App.

On March 1, 2020 WeTrade Group Inc.’s wholly owned subsidiary, known as Yue Shang Information Technology (Beijing) Co Limited, entered into a Technical Entrust (Agency) Agreement with a related company owned by Company’s director, known as Global Joy Trip Technology (Beijing) Co Limited and commenced business operations.

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According to the Agreement, the Group will provide auto-billing management services and technical support to Global Joy Trip Technology (Beijing) Co Limited (“Global Joy”) in its e-commerce platform, including, but not limited to: system background construction, foreground APP, basic application training, etc.  Accordingly, the Group shall receive 2% of the total Gross Merchandise Volume (“GMV”) generated in Global Joy e-commerce platform as service fee.

The Board believes that the Technical Entrust Agreement will provide the Group with the opportunity to leverage on its extensive experience in China social e-commerce business. The Board also believes that it could expand the Group’s business scope, broaden income sources and enhance its financial performance, as well as in the interests of the Company and its shareholders.

The following diagram sets forth the structure of the Company as of the date of this Current Report:

PRC Government Regulations

Because our business and employees are located in the PRC, our business is also regulated by the national and local laws of the PRC. We believe our conduct of business complies with existing PRC laws, rules and regulations.

General Regulation of Businesses

We believe we are in material compliance with all applicable labor and safety laws and regulations in the PRC, including the PRC Labor Contract Law, the PRC Production Safety Law, the PRC Regulation for Insurance for Labor Injury, the PRC Unemployment Insurance Law, the PRC Provisional Insurance Measures for Maternity of Employees, PRC Interim Provisions on Registration of Social Insurance, PRC Interim Regulation on the Collection and Payment of Social Insurance Premiums and other related regulations, rules and provisions issued by the relevant governmental authorities from time to time.

According to the PRC Labor Contract Law, we are required to enter into labor contracts with our employees. We are required to pay no less than local minimum wages to our employees. We are also required to provide employees with labor safety and sanitation conditions meeting PRC government laws and regulations and carry out regular health examinations of our employees engaged in hazardous occupations. Violations of the PRC Labor Contract Law and the PRC Labor Law may result in the imposition of fines and other administrative and criminal liability in the case of serious violations. In addition, according to the PRC Social Insurance Law, employers like our PRC subsidiaries in China must provide employees with welfare schemes covering pension insurance, unemployment insurance, maternity insurance, work-related injury insurance, medical insurance, and housing funds.

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Foreign Currency Exchange

The principal regulation governing foreign currency exchange in China is the Foreign Currency Administration Rules (1996), as amended (2008). Under these Rules, RMB is freely convertible for current account items, such as trade and service-related foreign exchange transactions, but not for capital account items, such as direct investment, loan or investment in securities outside China unless the prior approval of, and/or registration with, the State Administration of Foreign Exchange of the People’s Republic of China, or SAFE, or its local counterparts (as the case may be) is obtained.

Pursuant to the Foreign Currency Administration Rules, foreign invested enterprises, or FIEs, in China may purchase foreign currency without the approval of SAFE for trade and service-related foreign exchange transactions by providing commercial documents evidencing these transactions. They may also retain foreign exchange (subject to a cap approved by SAFE) to satisfy foreign exchange liabilities or to pay dividends. In addition, if a foreign company acquires a subsidiary in China, the acquired company will also become an FIE. However, the relevant PRC government authorities may limit or eliminate the ability of FIEs to purchase and retain foreign currencies in the future. In addition, foreign exchange transactions for direct investment, loan and investment in securities outside China are still subject to limitations and require approvals from, and/or registration with, SAFE.

Recent Events

In January 2020, WeTrade Group appointed a 3rd party software company to develop an auto-billing management system (“WePay System”) at the cost of RMB 400,000  ($57,143) in order to provide online payment services for its online store customers in PRC.

On March 1, 2020 WeTrade Group Inc.’s wholly owned subsidiary Yue Shang Information Technology (Beijing) Co Limited entered into a Technical Entrust (Agency) Agreement with Global Joy Trip Technology (Beijing) Co Limited. WeTrade Group Inc.’s CEO and Director Dai Zheng is a majority shareholder in Global Joy Trip Technology (Beijing) Co Limited and commenced operations.

As per the terms of the agreement subsidiary Yue Shang Information Technology (Beijing) Co Limited provides social e-commerce revenue management system services, “the WePay System,” to Global Joy Trip Technology (Beijing) Co Limited.

Global Joy Trip Technology (Beijing) Co Limited pays 2% of the actual Gross Merchandise Volume (“GMV”) generated during the operational period to Yue Shang Information Technology (Beijing) Co Limited as the system service fee for using the WePay System. As a result of the foregoing activity, WeTrade Group Inc.’s subsidiary Yue Shang Information Technology (Beijing) Co., Ltd. has generated $21,700 in revenue as of March 31, 2020.

Going into the third quarter of 2020, revenue generation, is expected to equal or exceed the second quarter, assuming business condition remain the same.

Inflation

Inflation does not materially affect our business or the results of our operations.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements.

Critical Accounting Policies

We prepare our financial statements in accordance with generally accepted accounting principles of the United States (“GAAP”). GAAP represents a comprehensive set of accounting and disclosure rules and requirements. The preparation of our financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Our actual results could differ from those estimates. We use historical data to assist in the forecast of our future results. Deviations from our projections are addressed when our financials are reviewed on a monthly basis. This allows us to be proactive in our approach to managing our business. It also allows us to rely on proven data rather than having to make assumptions regarding our estimates.

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Recent Accounting Pronouncements

We have reviewed all the recently issued, but not yet effective, accounting pronouncements and we do not believe any of these pronouncements will have a material impact on the Company financial statements.

Item 1A Risk Factors

An investment in our common stock involves a high degree of risk. You should carefully consider the risks described below, together with all of the other information included in this report, before making an investment decision. If any of the following risks actually occurs, our business, financial condition or results of operations could suffer. In that case, the trading price of our common stock could decline, and you may lose all or part of your investment. You should read the section entitled “Special Note Regarding Forward Looking Statements” above for a discussion of what types of statements are forward-looking statements, as well as the significance of such statements in the context of this report.

Risks Relating to Our Business and Our Financial Condition:

Our independent auditors have issued an audit opinion for the Company which includes a statement describing our going concern status. Our financial status creates a doubt whether we will continue as a going concern.

Our officers and directors have no significant experience managing a public company and no meaningful financial reporting experience as it relates to United States public companies, which could impair our ability to comply with legal and regulatory requirements such as those imposed by the Sarbanes-Oxley Act of 2002. Such responsibilities include complying with federal securities laws and making required disclosures on a timely basis. Our management may not be able to implement programs and policies in an effective and timely manner that adequately respond to increased legal, regulatory and reporting requirements, including establishing and maintaining internal controls over financial reporting. Any such deficiencies, weaknesses or lack of compliance could have a materially adverse effect on our ability to comply with the reporting requirements of the Securities Exchange Act of 1934, which is necessary to maintain our public company status. If we were to fail to fulfill obligations, our ability to continue as a public company would be in jeopardy, in which event you could lose your entire investment in our Company.

We may not be able to purchase and/or license assets that are critical to our business.

We intend to develop specialized vacations packages. The development of these packages is critical to accomplishing our business plan. We cannot assure that we will be successful in developing appropriate packages, or that if we are able to do so, we will be able to do so at a reasonable cost. Our failure to develop packages at a reasonable cost would have a material adverse effect on our business, results of operations and financial condition.

We intend to enter into agreements with companies that will provide various options of our packages, including airline companies, resorts, hotels, providers of ground transpiration and individuals who will provide wellness programs to those who purchase a package. If we do not maintain good working relationships with these companies and individuals, or if they do not perform as required under these agreements, it could adversely affect our business.

The agreements may establish complex relationships between these companies and us. We intend to spend a significant amount of time, effort and cost to maintain our relationships with these companies and address the issues that from time to time may arise from these complex relationships. These companies could decide not to renew their agreements at the end of their respective terms. Additionally, if we do not perform as required under these agreements or if we breach these agreements, these companies or individuals could seek to terminate their agreements prior to the end of their respective terms or seek damages from us. Loss of these agreements would adversely affect our ability to continue to operate our network, as well as our ability to fully implement our business plan.

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We rely on third parties for key aspects of the process of providing services to our customers, and any failure or interruption in the services provided by these third parties could harm our ability to operate our business and damage our reputation.

We rely on third-party vendors, including website providers and information technology vendors to insure that our vacation packages will be accessible to potential customers. Any disruption in access to the websites developed and hosted by these third-party providers, or any failure of these third-party providers to handle current or higher volumes of use could significantly harm our business. Any financial or other difficulties our providers face may have negative effects on our business, the nature and extent of which we cannot predict. We exercise little or no control over all of these third-party vendors, which increases our vulnerability to problems with the services they provide.

In addition, we license technology and related databases from third parties to facilitate aspects of our website and connectivity operations. Any errors, failures, interruptions or delays experienced in connection with these third-party technologies and information services could materially and negatively impact our relationship with our customers and adversely affect our brand and our business. It is possible that such errors, failures, interruptions or delays could even expose us to liabilities to our customers or other third parties.

Any actual or perceived security or privacy breach could interrupt our operations, harm our brand and adversely affect our reputation, brand, business, financial condition and results of operations.

Our business involves the collection, storage, processing and transmission of our users’ personal data and other sensitive data. An increasing number of organizations, including large online and off-line merchants and businesses, other large Internet companies, financial institutions and government institutions, have disclosed breaches of their information security systems and other information security incidents, some of which have involved sophisticated and highly targeted attacks. Because techniques used to obtain unauthorized access to or to sabotage information systems change frequently and may not be known until launched against us, we may be unable to anticipate or prevent these attacks. In addition, users on our platform could have vulnerabilities on their own mobile devices that are entirely unrelated to our systems and platform, but could mistakenly attribute their own vulnerabilities to us. Further, breaches experienced by other companies may also be leveraged against us. For example, credential stuffing attacks are becoming increasingly common and sophisticated actors can mask their attacks, making them increasingly difficult to identify and prevent. Certain efforts may be state-sponsored or supported by significant financial and technological resources, making them even more difficult to detect.

Although we intend to develop, contract or purchase systems and processes that are designed to protect our users’ data, prevent data loss and prevent other security breaches, these security measures cannot guarantee security. Our information technology and infrastructure may be vulnerable to cyberattacks or security breaches, and third parties may be able to access our users’ personal information and limited payment card data that are accessible through those systems. Employee error, malfeasance or other errors in the storage, use or transmission of personal information could result in an actual or perceived privacy or security breach or other security incident. Although we have policies restricting the access to the personal information we store, our employees have been accused in the past of violating these policies and we may be subject to these types of accusations in the future.

Any actual or perceived breach of privacy or security could interrupt our operations, result in our platform being unavailable, resulting in loss or improper disclosure of data, result in fraudulent transfer of funds, harm our reputation and brand, damage our relationships with third-party partners, result in significant legal, regulatory and financial exposure and adversely affect our business, financial condition and results of operations. Any breach of privacy or security impacting any entities with which we share or disclose data (could have similar effects. Further, any cyberattacks, or security and privacy breaches directed at our competitors could reduce confidence in the industry as a whole and, as a result, reduce confidence in us.

Additionally, defending against claims or litigation based on any security breach or incident, regardless of their merit, could be costly and divert management’s attention. We cannot be certain that insurance coverage (we are currently self-insured) will be adequate for data handling or data security liabilities actually incurred, that insurance will continue to be available to us on commercially reasonable terms, or at all, or that any insurer will not deny coverage as to any future claim. The successful assertion of one or more large claims against us that exceed available insurance coverage or reserves could have an adverse effect on our reputation, brand, business, financial condition and results of operations.

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Changes in laws or regulations relating to privacy, data protection or the protection or transfer of personal data, or any actual or perceived failure by us to comply with such laws and regulations or any other obligations relating to privacy, data protection or the protection or transfer of personal data, could adversely affect our business.

We may receive, transmit and store personally identifiable information and other data relating to the users on our platform. Numerous local, municipal, state, federal and international laws and regulations address privacy, data protection and the collection, storing, sharing, use, disclosure and protection of certain types of data, including the California Online Privacy Protection Act, the Personal Information Protection and Electronic Documents Act, the Controlling the Assault of Non-Solicited Pornography and Marketing (CAN-SPAM) Act, Canada’s Anti-Spam Law (CASL), the Telephone Consumer Protection Act of 1991, the U.S. Federal Health Insurance Portability and Accountability Act of 1996, or HIPAA, Section 5(c) of the Federal Trade Commission Act, and, effective as of January 1, 2020 the California Consumer Privacy Act, or CCPA. These laws, rules and regulations evolve frequently and their scope may continually change, through new legislation, amendments to existing legislation and changes in enforcement, and may be inconsistent from one jurisdiction to another. For example, California recently enacted legislation, the CCPA, which will, among other things, require new disclosures to California consumers and afford such consumers new abilities to opt-out of certain sales of personal information when it goes into effect on January 1, 2020. The CCPA provides for fines of up to $7,500 per violation. It presently is unclear how this legislation will be modified or how it will be interpreted. The effects of this legislation potentially are far-reaching, however, and may require us to modify our data processing practices and policies and incur substantial compliance-related costs and expenses. The CCPA and other changes in laws or regulations relating to privacy, data protection and information security, particularly any new or modified laws or regulations that require enhanced protection of certain types of data or new obligations with regard to data retention, transfer or disclosure, could greatly increase the cost of providing our offerings, require significant changes to our operations or even prevent us from providing certain offerings in jurisdictions in which we currently operate and in which we may operate in the future.

Despite our efforts to comply with applicable laws, regulations and other obligations relating to privacy, data protection and information security, it is possible that our practices, offerings or platform could be inconsistent with, or fail or be alleged to fail to meet all requirements of, such laws, regulations or obligations. We could be subject to proceedings by governmental agencies and private claims and litigation, any of which could adversely affect our business, financial condition and results of operations. Even if not subject to legal challenge, the perception of privacy concerns, whether or not valid, may harm our reputation and brand and adversely affect our business, financial condition and results of operations.

As we expand our platform offerings, we may become subject to additional laws and regulations, and any actual or perceived failure by us to comply with such laws and regulations or manage the increased costs associated with such laws and regulations could adversely affect our business, financial condition and results of operations.

As we continue to expand our platform offerings and user base, we may become subject to additional laws and regulations, which may differ or conflict from one jurisdiction to another. Many of these laws and regulations were adopted prior to the advent of our industry and related technologies and, as a result, do not contemplate or address the unique issues faced by our industry.

Despite our efforts to comply with applicable laws, regulations and other obligations relating to our platform offerings, it is possible that our practices, offerings or platform could be inconsistent with, or fail or be alleged to fail to meet all requirements of such laws, regulations or obligations. Our failure, or the failure by our third-party providers or partners, to comply with applicable laws or regulations or any other obligations relating to our platform offerings, could harm our reputation and brand or result in fines or proceedings by governmental agencies or private claims and litigation, any of which could adversely affect our business, financial condition and results of operations.

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Key employees are essential to expanding our business.

Dai Zheng, Li Zhou and Che Kean Tat are essential to our ability to continue to grow and expand our business. They have established relationships within the industry in which we operate. If they were to leave us, our growth strategy might be hindered, which could materially affect our business and limit our ability to increase revenue.

Additional capital, if needed, may not be available on acceptable terms, if at all, and any additional financing may be on terms adverse to your interests.

If we are able to raise additional funds if and when needed by issuing additional equity securities, you may experience significant dilution of your ownership interest and holders of these new securities may have rights senior to yours as a holder of our common stock. If we obtain additional financing by issuing debt securities, the terms of those securities could restrict or prevent us from declaring dividends and could limit our flexibility in making business decisions. In this case, the value of your investment could be reduced.

There is no assurance that we will be able to obtain additional funding if it is needed, or that such funding, if available, will be obtainable on terms and conditions favorable to or affordable by us. If we cannot obtain needed funds, we may be forced to curtail our activities.

Some of our competitors have significantly greater financial and marketing resources than do we and, therefore, vendors may not negotiate a similar or lower price to our Company than to other competitors with significantly greater assets and a larger budget for advertising .

Barrier to entry in the industry is extremely low, and there are many competitors. We intend to establish the Company as a supplier of wellness vacation experiences.

Some of our competitors have significantly greater financial and marketing resources than do we. There are no assurances that our efforts to compete in the marketplace will be successful. Also, most competitors are non-public companies, and because we are a small company with the added expense of being a reporting company, we are at a serious disadvantage, as margins are low.

Our marketing efforts to help grow our business may not be effective.

Promoting awareness of our offerings is important to our ability to grow our business and to attract new users can be costly. We believe that much of the growth in our user base and the number of users on our platform will be attributable to paid marketing initiatives. Our marketing initiatives may become increasingly expensive and generating a meaningful return on those initiatives may be difficult. Even if we successfully increase revenue as a result of our paid marketing efforts, it may not offset the additional marketing expenses we incur.

If our marketing efforts are not successful in promoting awareness of our offerings or attracting new users and partners, or if we are not able to cost-effectively manage our marketing expenses, our results of operations could be adversely affected. If our marketing efforts are successful in increasing awareness of our offerings, this could also lead to increased public scrutiny of our business and increase the likelihood of third parties bringing legal proceedings against us. Any of the foregoing risks could harm our business, financial condition and results of operations.

Any failure to offer high-quality user support may harm our relationships with users and could adversely affect our reputation, brand, business, financial condition and results of operations.

Our ability to attract and retain qualified users is dependent in part on the ease and reliability of our offerings, including our ability to provide high-quality support. Users on our platform depend on our support organization to resolve any issues relating to our offerings, such as being overcharged for travel, issues with a refund or reporting a problem. Our ability to provide effective and timely support is largely dependent on our ability to attract and retain service providers who are qualified to support users and sufficiently knowledgeable regarding our offerings.

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Failure to deal effectively with fraud could harm our business.

There is the possibility of losses from various types of fraud, including use of stolen or fraudulent credit card data, claims of unauthorized payments by a user, attempted payments by users with insufficient funds and fraud committed by users in concert with third parties. Criminals use increasingly sophisticated methods to engage in illegal activities involving personal information, such as unauthorized use of another person’s identity, account information or payment information and unauthorized acquisition or use of credit or debit card details, bank account information and mobile phone numbers and accounts. Under current credit card practices, we may be liable for purchases facilitated on our platform with fraudulent credit card data, even if the associated financial institution approved the credit card transaction. Despite measures we have taken to detect and reduce the occurrence of fraudulent or other malicious activity on our platform, we cannot guarantee that any of our measures will be effective or will scale efficiently with our business. Our failure to adequately detect or prevent fraudulent transactions could harm our reputation or brand, result in litigation or regulatory action and lead to expenses that could adversely affect our business, financial condition and results of operations.

Our controlling stockholders have significant influence over the Company.

As of December 31, 2019, the Company’s three officers and directors owned 99% of the outstanding common stock. As a result, they possess significant influence over our affairs. Their stock ownership and control of the Board of Directors may have the effect of delaying or preventing a future change in control, impeding a merger, consolidation, takeover or other business combination or discouraging a potential acquirer from making a tender offer or otherwise attempting to obtain control of the Company, which, in turn, could materially and adversely affect the market price of our common stock. Minority shareholders of the Company will be unable to affect the outcome of stockholder voting as long as they retain a controlling interest.

Failure to achieve and maintain effective internal controls in accordance with Section 404 of the Sarbanes-Oxley Act of 2002 could prevent us from producing reliable financial reports or identifying fraud. In addition, stockholders could lose confidence in our financial reporting, which could have an adverse effect on our stock price.

Effective internal controls are necessary for us to provide reliable financial reports and effectively prevent fraud, and a lack of effective controls could preclude us from accomplishing these critical functions. We are required to document and test our internal control procedures in order to satisfy the requirements of Section 404 of the Sarbanes-Oxley Act of 2002, which requires annual management assessments of the effectiveness of an issuer’s internal controls over financial reporting. Although we intend to augment our internal controls procedures and expand our accounting staff, there is no guarantee that this effort will be adequate.

During the course of our testing, we may identify deficiencies which we may not be able to remediate. In addition, if we fail to maintain the adequacy of our internal accounting controls, as applicable standards are modified, supplemented or amended from time to time, we may not be able to ensure that we can conclude on an ongoing basis that we have effective internal controls over financial reporting in accordance with Section 404. Failure to achieve and maintain an effective internal control environment could cause us to face regulatory action and, also, cause investors to lose confidence in our reported financial information, either of which could have an adverse effect on our stock price.

As a “smaller reporting company” certain reduced disclosure and other requirements will be available to us after we are no longer an emerging growth company.

We are a “smaller reporting company” pursuant to the Securities Exchange Act of 1934. Some of the reduced disclosure and other requirements available to us as a result of the JOBS Act may continue to be available to us after we are no longer an emerging growth company pursuant to the JOBS Act but remain a “smaller reporting company” pursuant to the Securities Exchange Act of 1934. As a “smaller reporting company” we are not required to:

have an auditor report regarding our internal controls of financial reporting pursuant to Section 4(b) of the Sarbanes-Oxley Act present more than two years audited financial statement in our registration statement and annual reports on Form 10-K and present selected financial data in such registration statements and annual reports

Make risk factor disclosure in our annual reports of Form 10-K

Make certain otherwise required disclosures in our annual reports on Form 10-K and quarterly reports on Form 10-Q

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The financial statements included with the registration statement of which this prospectus is a part have been prepared on a going concern basis. We may not be able to generate profitable operations in the future and/or obtain the necessary financing to meet our obligations and repay liabilities arising from normal business operations when they come due. The outcome of these matters cannot be predicted with any certainty at this time. These factors raise substantial doubt that we will be able to continue as a going concern. We plan to continue to provide for our capital needs through related party advances. Our financial statements do not include any adjustments to the amounts and classification of assets and liabilities that may be necessary should we be unable to continue as a going concern.

Having only three executive officers and directors limits our ability to establish effective independent corporate governance procedures.

We have only two executive officers, who are also our only directors. Accordingly, we cannot establish board committees comprised of independent members to oversee functions like compensation or audit issues. Unless and until we have a larger board of directors that would include one or more independent members, and members with specific financial and audit experience, there will be limited oversight of board and officer decisions and activities, and little ability for our shareholders to challenge or reverse those activities and decisions, even if they are not in your best interests.

A prolonged downturn in the global economy could materially and adversely affect our business and results of operations.

The current global market and economic conditions are unprecedented, volatile and challenging, with the threat of recessions occurring in most major economies. Continued concerns about the systemic impact of potential long-term and wide-spread recession, energy costs, geopolitical issues, and the availability and cost of credit have contributed to increased market volatility and diminished expectations for economic growth around the world. The difficult economic outlook has negatively affected businesses and consumer confidence and contributed to volatility of unprecedented levels. We cannot provide any assurance that our operations will not be materially and adversely affected by these conditions. If our operations are so affected, we may not be profitable and you could lose your investment in our shares.

Any actual or perceived security or privacy breach could interrupt our operations, harm our brand and adversely affect our reputation, brand, business, financial condition and results of operations.

Our business can involve the collection, storage, processing and transmission of our users’ personal data and other sensitive data. An increasing number of organizations, including large online and off-line merchants and businesses, other large Internet companies, financial institutions and government institutions, have disclosed breaches of their information security systems and other information security incidents, some of which have involved sophisticated and highly targeted attacks. Because techniques used to obtain unauthorized access or to sabotage information systems change frequently and may not be known until launched against us, we may be unable to anticipate or prevent these attacks.

Although we will have systems and processes in place that are designed to protect our users’ data, prevent data loss and prevent other security breaches, these security measures cannot guarantee security. Our information technology and infrastructure may be vulnerable to cyberattacks or security breaches, and third parties may be able to access our users’ personal information and limited payment card data that are accessible through those systems. Employee error, malfeasance or other errors in the storage, use or transmission of personal information could result in an actual or perceived privacy or security breach or other security incident. Although we have policies restricting the access to the personal information we store, our employees have been accused in the past of violating these policies and we may be subject to these types of accusations in the future.

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Any actual or perceived breach of privacy or security could interrupt our operations, result in our platform being unavailable, result in loss or improper disclosure of data, result in fraudulent transfer of funds, harm our reputation and brand, damage our relationships with third-party partners, result in significant legal, regulatory and financial exposure.. Any breach of privacy or security impacting any entities with which we share or disclose data (including, for example, our third-party technology providers) could have similar effects. Further, any cyberattacks or security and privacy breaches directed at our competitors could reduce confidence in the online travel industry as a whole and, as a result, reduce confidence in us.

Additionally, defending against claims or litigation based on any security breach or incident, regardless of their merit, could be costly and divert management’s attention. We cannot be certain that any insurance coverage we may obtain will be adequate for data handling or data security liabilities actually incurred, that insurance will continue to be available to us on commercially reasonable terms, or at all, or that any insurer will not deny coverage as to any future claim. The successful assertion of one or more large claims against us that exceed available insurance coverage, or the occurrence of changes in our insurance policies, including premium increases or the imposition of large deductible or co-insurance requirements, could have an adverse effect on our reputation, brand, business, financial condition and results of operations.

Changes in laws or regulations relating to privacy, data protection or the protection or transfer of personal data, or any actual or perceived failure by us to comply with such laws and regulations or any other obligations relating to privacy, data protection or the protection or transfer of personal data, could adversely affect our business.

We receive, transmit and store a large volume of personally identifiable information and other data relating to the users on our platform. Numerous local, municipal, state, federal and international laws and regulations address privacy, data protection and the collection, storing, sharing, use, disclosure and protection of certain types of data, including the California Online Privacy Protection Act, the Personal Information Protection and Electronic Documents Act, the Controlling the Assault of Non-Solicited Pornography and Marketing (CAN-SPAM) Act, Canada’s Anti-Spam Law (CASL), the Telephone Consumer Protection Act of 1991, the U.S. Federal Health Insurance Portability and Accountability Act of 1996, or HIPAA, Section 5(c) of the Federal Trade Commission Act, and, effective as of January 1, 2020 the California Consumer Privacy Act, or CCPA. These laws, rules and regulations evolve frequently and their scope may continually change, through new legislation, amendments to existing legislation and changes in enforcement, and may be inconsistent from one jurisdiction to another. For example, California recently enacted legislation, the CCPA, which will, among other things, require new disclosures to California consumers and afford such consumers new abilities to opt-out of certain sales of personal information when it goes into effect on January 1, 2020. The CCPA provides for fines of up to $7,500 per violation. It presently is unclear how this legislation will be modified or how it will be interpreted. The effects of this legislation potentially are far-reaching, however, and may require us to modify our data processing practices and policies and incur substantial compliance-related costs and expenses. The CCPA and other changes in laws or regulations relating to privacy, data protection and information security, particularly any new or modified laws or regulations that require enhanced protection of certain types of data or new obligations with regard to data retention, transfer or disclosure, could greatly increase the cost of providing our offerings, require significant changes to our operations or even prevent us from providing certain offerings in jurisdictions in which we currently operate and in which we may operate in the future.

Despite our efforts to comply with applicable laws, regulations and other obligations relating to privacy, data protection and information security, it is possible that our practices, offerings or platform could be inconsistent with, or fail or be alleged to fail to meet all requirements of, such laws, regulations or obligations. Our failure, or the failure by our third-party providers or partners, to comply with applicable laws or regulations or any other obligations relating to privacy, data protection or information security, or any compromise of security that results in unauthorized access to, or use or release of personally identifiable information or other user data, or the perception that any of the foregoing types of failure or compromise has occurred, could damage our reputation, discourage new and existing users from using our platform or result in fines or proceedings by governmental agencies and private claims and litigation, any of which could adversely affect our business, financial condition and results of operations. Even if not subject to legal challenge, the perception of privacy concerns, whether or not valid, may harm our reputation and brand and adversely affect our business, financial condition and results of operations.

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As we expand our platform offerings, we may become subject to additional laws and regulations, and any actual or perceived failure by us to comply with such laws and regulations or manage the increased costs associated with such laws and regulations could adversely affect our business, financial condition and results of operations.

As we continue to expand our platform offerings and user base, we may become subject to additional laws and regulations, which may differ or conflict from one jurisdiction to another. Many of these laws and regulations were adopted prior to the advent of our industry and related technologies and, as a result, do not contemplate or address the unique issues faced by our industry.

Despite our efforts to comply with applicable laws, regulations and other obligations relating to our platform offerings, it is possible that our practices, offerings or platform could be inconsistent with, or fail or be alleged to fail to meet all requirements of, such laws, regulations or obligations. Our failure, or the failure by our third-party providers or partners, to comply with applicable laws or regulations or any other obligations relating to our platform offerings, could harm our reputation and brand, discourage new and existing users from using our platform, lead to refunds or result in fines or proceedings by governmental agencies or private claims and litigation, any of which could adversely affect our business, financial condition and results of operations.

We may not maintain sufficient insurance coverage for the risks associated with our business operations

Risks associated with our business and operations include, but are not limited to, claims for wrongful acts committed by our officers, directors, and other representatives, the loss of intellectual property rights, the loss of key personnel and risks posed by natural disasters. Any of these risks may result in significant losses. We currently do not carry business interruption insurance and may not do so in the future. In addition, we cannot provide any assurance that our insurance coverage is sufficient to cover any losses that we may sustain, or that we will be able to successfully claim our losses under our insurance policies on a timely basis or at all. If we incur any loss not covered by our insurance policies, or the compensated amount is significantly less than our actual loss or is not timely paid, our business, financial condition and results of operations could be materially and adversely affected.

We do not have “key man” life insurance policies for any of our key personnel. If we were to obtain “key man” insurance for our key personnel, of which there can be no assurance, the amounts of such policies may not be sufficient to pay losses experienced by us as a result of the loss of any of those personnel.

We do not currently have general liability insurance and may not have general liability insurance in the near future until our financial situation improves.

Compliance with changing regulation of corporate governance and public disclosure may result in additional expenses.

Changing laws, regulations and standards relating to corporate governance and public disclosure, including the Sarbanes-Oxley Act of 2002 and new SEC regulations, are creating uncertainty for companies such as ours. These new or changed laws, regulations and standards are subject to varying interpretations in many cases due to their lack of specificity, and as a result, their application in practice may evolve over time as new guidance is provided by regulatory and governing bodies, which could result in continuing uncertainty regarding compliance matters and higher costs necessitated by ongoing revisions to disclosure and governance practices. We are committed to maintaining high standards of corporate governance and public disclosure. As a result, we intend to invest resources to comply with evolving laws, regulations and standards, and this investment may result in increased general and administrative expenses and a diversion of management time and attention from revenue-generating activities to compliance activities. If our efforts to comply with new or changed laws, regulations and standards differ from the activities intended by regulatory or governing bodies due to ambiguities related to practice, our reputation may be harmed.

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Risks Associated with Our Common Stock And This Offering

If we do not file a registration statement on Form 8-A to become a mandatory reporting company under Section 12(g) of the Securities Exchange Act of 1934, we will continue as a reporting company and not be subject to the proxy statement requirements, and our officers, directors and 10% stockholders will not be required to submit reports to the SEC on their stock ownership and stock trading activity, all of which could reduce the value of your investment and the amount of publicly available information about us.

As a result of this Offering, as required under Section 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”), we will file periodic reports with the SEC through December 31, 2019, including a Form 10-K for the year ended December 31, 2019, assuming the registration statement of which this Prospectus is a part is declared effective before that date. At or prior to December 31, 2019, we intend to voluntarily to file a registration statement on Form 8-A which will subject us to all of the reporting requirements of the Exchange Act. This will require us to file quarterly and annual reports with the SEC and will, also, subject us to the proxy rules of the SEC. In addition, our officers, directors and 10% stockholders will be required to submit reports to the SEC on their stock ownership and stock trading activity. We are not required under Section 12(g) of the Exchange Act or otherwise to become a mandatory Exchange Act filer unless we have more than 2,000 shareholders (of which 500 may be unaccredited) and total assets of more than $10 million on December 31, 2019. If we do not file a registration statement on Form 8-A at or prior to December 31, 2019, we will continue as a reporting company and will not be subject to the proxy statement requirements of the Exchange Act, and our officers, directors and 10% stockholders will not be required to submit reports to the SEC on their stock ownership and stock trading activity.

Because there is no public trading market for our common stock, you may not be able to resell your stock and, as a result, your investment is illiquid.

There is currently no public trading market for our common stock. Therefore, there is no central place, such as a stock exchange or electronic trading system, to resell your shares. If you want to resell your shares, you will have to locate a buyer and negotiate your own sales. As a result, your investment is illiquid.

The Articles of Incorporation authorize unlimited common stock to be issued by the Board of Directors

This means that an increase in the number of shares is almost certainly a possibility and should be assumed by any original or subsequent shareholder.

The Articles of Incorporation authorize the Board of Directors to institute a forward or reverse share split

This means that the number of shares may increase or decrease by several factors and may result in dilution of share of value.

An active trading market may not develop in the future.

An active trading market may not develop or, if developed, may not be sustained. The lack of an active market may impair your ability to sell your shares of our common stock at the time you wish to sell them or at a price that you consider reasonable. The lack of an active market may, also, reduce the market value and increase the volatility of your shares of our common stock. An inactive market may also impair our ability to raise capital by selling shares of our common stock and our ability to acquire other companies or assets by using shares of our common stock as consideration.

FINRA sales practice requirements may limit a stockholder’s ability to buy and sell our stock.

FINRA has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low-priced securities (commonly referred to as a penny stock) to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, FINRA believes that there is a high probability that speculative low-priced securities will not be suitable for at least some customers. FINRA requirements will make it more difficult for broker-dealers to recommend that their customers buy our common stock when traded, which may have the effect of reducing the level of trading activity and liquidity of our common stock in the future. Further, many brokers charge higher fees for these speculative low-priced securities transactions. As a result, fewer broker-dealers may be willing to make a market in our common stock, reducing a stockholder’s ability to resell shares of our common stock.

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The Board of Directors have reserved extraordinary powers over the shares and the Company.

The Board of Directors of the Company have extraordinary powers. They can issue shares at any time, without a shareholder meeting or shareholder consent. This may result in share dilution and loss of control to the detriment of existing shareholders. The company may at anytime, increase the number of shares, split their shares, forward or reverse, as well as change their name without a shareholders meeting consistent with the provisions of the Wyoming Business Corporations Act. This may result in share dilution and loss of control to the detriment of existing shareholders. The company may amend the articles of incorporation at any time, by the way of board resolution, without a shareholders meeting consistent with the provisions of the Wyoming Business Corporations Act. This may result in share dilution and loss of control to the detriment of existing shareholders.

Our common stock is considered “penny stock” and may be difficult to sell.

The SEC has adopted regulations which generally define “penny stock” to be an equity security that has a market or exercise price of less than $5.00 per share, subject to specific exemptions. The market price of our common stock may be below $5.00 per share and, therefore, may be designated as a “penny stock” according to SEC rules. This designation requires any broker or dealer selling these securities to disclose certain information concerning the transaction, obtain a written agreement from the purchaser and determine that the purchaser is reasonably suitable to purchase the securities. These rules may restrict the ability of brokers or dealers to sell our common stock and may affect the ability of our stockholders to sell their shares. These rules may also increase the difficult of depositing shares with brokers or result in higher fees to do so. In addition, since we will attempt to have our shares of common stock quoted on the OTCQB following this Offering, our stockholders may find it difficult to obtain accurate quotations of our common stock and may find few buyers to purchase the stock or a lack of market makers to support the stock price.

Market for penny stock has suffered in recent years from patterns of fraud and abuse.

Stockholders should be aware that, according to SEC Release No. 34-29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include:

Control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer;

Manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases;

Boiler room practices involving high-pressure sales tactics and unrealistic price projections by inexperienced salespersons;

Excessive and undisclosed bid-ask differential and markups by selling broker-dealers; and,

The wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the resulting inevitable collapse of those prices and with consequential investor losses.

Our management is aware of the abuses that have occurred historically in the penny stock market. Although we do not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to our securities. The occurrence of these patterns or practices could increase the volatility of our share price. Therefore it is possible that shareholders may lose all or part of their investment.

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Volatility in our common share price may subject us to securities litigation.

The market for our common stock, if one develops, may be characterized by significant price volatility, and we expect that our share price may be more volatile than a seasoned issuer for the indefinite future. In the past, plaintiffs have often initiated a securities class action litigation against a company following periods of volatility in the market price of its securities. We may, in the future, be the target of similar litigation. Securities litigation could result in substantial costs and liabilities and could divert our management’s attention and resources.

Certain provisions of Wyoming law provides for indemnification of our officers and directors at our expense and limit their liability, which may result in a major cost to us and damage the interests of our shareholders, because our resources may be expended for the benefit of our officers and/or directors.

Applicable Wyoming law provides for the indemnification of our directors, officers, employees, and agents, under certain circumstances, for attorney’s fees and other expenses incurred by them in any litigation to which they become a party resulting from their association with us or activities on our behalf. We will also pay the expenses of such litigation for any of our directors, officers, employees, or agents upon such person’s promise to repay us if it is ultimately determined that any such person shall not have been entitled to indemnification. The indemnification policy could result in substantial expenditures by us, which we will be unable to recover.

We have been advised that, in the opinion of the SEC, indemnification for liabilities occurring pursuant to federal securities laws is against public policy as expressed in the Securities Act of 1933 and, therefore, unenforceable. In the event that a claim for indemnification against these types of liabilities, other than the payment by us of expenses incurred or paid by a director, officer, or controlling person in the successful defense of any action, lawsuit, or proceeding, is asserted by a director, officer, or controlling person in connection with our securities being registered, we will (unless in the opinion of our counsel, the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction, the issue of whether such indemnification by us is against public policy as expressed in the Securities Act of 1933, and we will be governed by the final adjudication of such issue. The legal process relating to the matter, if it were to occur, probably will be very costly and may result in us receiving negative publicity, either of which factors would probably materially reduce the market and price for our common stock, if such a market ever develops.

We do not anticipate paying dividends in the foreseeable future; you should not buy our stock if you expect dividends.

We currently intend to retain our future earnings to support operations and to finance expansion and, therefore, we do not anticipate paying any cash dividends on our common stock in the foreseeable future.

We are selling the shares offered in this Prospectus without an underwriter, and may not be able to sell all of the shares.

The shares of common stock are being offered on our behalf by our reselling shareholders on a self-underwritten efforts basis. No broker-dealer has been retained as an underwriter, and no broker-dealer is under any obligation to purchase any shares. There are no firm commitments to purchase any of the shares in this Offering. Consequently, there is no guarantee that we, through our officers and directors, are capable of selling all of the shares offered in this Prospectus.

Since there is no minimum for this Offering; if only a few persons purchase shares, they will lose their money immediately without us being even able to develop a market for our shares.

Since there is no minimum with respect to the number of shares to be sold directly by the Company in its Offering; if only a few shares are sold, we will be unable to even attempt to create a public market of any kind for our shares. In such an event, it is highly likely that the entire investment of the early share purchasers would be lost immediately.

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If the registration statement of which this Prospectus is a part is declared effective, we will be subject to reporting requirements and we conceivably may not have sufficient capital to maintain this reporting status with the SEC.

If the registration statement of which this Prospectus is a part is declared effective, we will have a reporting obligation to the SEC. As of the date of this Prospectus, the funds currently available to us will should be sufficient to meet our reporting obligations. But if we fail to meet our reporting obligations, we will lose our reporting status with the SEC. Our management believes that if we cannot maintain our reporting status with the SEC, we will have to cease all efforts directed towards developing our business. In that event, any investment in the Company could be lost in its entirety.

As a new investor, you will experience substantial dilution as a result of future equity issuances.

In the event we are required to raise additional capital, we may do so by selling additional shares of common stock, thereby diluting the shares and ownership interests of existing shareholders.

Our shares may not become eligible to be traded electronically, which would result in brokerage firms being unwilling to trade them.

If we become able to have our shares of common stock quoted on the OTCQB or other OTC markets tier, we will then try, through a broker-dealer and its clearing firm, to become eligible with the Depository Trust Company (“DTC”) to permit our shares to trade electronically. If an issuer is not “DTC-eligible,” then its shares cannot be electronically transferred between brokerage accounts, which, based on the realities of the marketplace as it exists today, means that shares of a company will not be easily traded (technically the shares can be traded manually between accounts, but this takes days and is not a realistic option for companies relying on broker dealers for stock transactions – such as all companies on the OTCQB. What this boils down to is that while DTC-eligibility is not a requirement to trade on the OTCQB, it is a necessity to process trades on the OTCQB if a company’s stock is going to trade with any volume. There are no assurances that our shares will ever become DTC-eligible or, if they do, how long it will take.

State securities (Blue Sky) laws may limit secondary trading, which may restrict the states in which and conditions under which you can sell the shares offered by this Prospectus.

There is no public market for our shares, and there can be no assurance that any public market will develop in the foreseeable future. Secondary trading in the shares sold in this Offering will not be possible in any state in the U.S. unless and until our shares are qualified for sale under the applicable securities laws of the state or there is confirmation that an exemption, such as listing in certain recognized securities manuals, is available for secondary trading in such state. There can be no assurance that we will be successful in registering or qualifying the shares for secondary trading, or identifying an available exemption for secondary trading in our securities in every state. If we fail to register or qualify, or to obtain or verify an exemption for the secondary trading of the shares in any particular state, the shares could not be offered or sold to, or purchased by, a resident of that state. In the event that a significant number of states refuse to permit secondary trading in our shares, the market for our shares could be adversely affected.

If we have less than 300 record shareholders at the beginning of any fiscal year, other than the fiscal year within which the registration statement of which this Prospectus is a part, becomes effective, our reporting obligations under Section 15(d) of the Exchange Act will be suspended.

There is a significant risk that we will have less than 300 record shareholders at our next fiscal year end and at the conclusion of this Offering. If we have less than 300 record shareholders, our reporting obligations under Section 15(d) of the Exchange Act will be suspended, and we would no longer be obligated to provide periodic reports following the Form 10-K for the fiscal year end immediately following this offering. Furthermore, if, at the beginning of any fiscal year, we have fewer than 300 record shareholders for the class of securities being registered under that registration statement, our reporting obligations under Section 15(d) of the Exchange Act will be automatically suspended for that fiscal year. If we were to cease reporting, you will not have access to updated information regarding the Company’s business, financial condition and results of operation.

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We are an “emerging growth company” under the JOBS Act of 2012, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common stock less attractive to investors.

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012 (“JOBS Act”), and we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies,” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. We cannot predict if investors will find our common stock less attractive because we may rely on these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We are choosing to take advantage of the extended transition period for complying with new or revised accounting standards.

We will remain an “emerging growth company” for up to five years, although we will lose that status sooner if our revenues exceed $1 billion, if we issue more than $1 billion in non-convertible debt in a three-year period, or if the market value of our common stock that is held by non-affiliates exceeds $700 million as of May 30 of any year.

Risks Related to Doing Business in China

As the Company will be targeting the Chinese domestic market as its primary source of revenue; the following risk factors may apply:

Adverse changes in economic and political policies of the PRC government could have a material and adverse effect on overall economic growth in China, which could materially and adversely affect our business.

We will conduct substantially all of our business operations and sales activities in China and Hong Kong. Accordingly, our business, financial condition, results of operations and prospects depend to a significant degree on economic developments in China. China’s economy differs from the economies of most other countries in many respects, including with respect to the amount of government involvement in the economy, the general level of economic development, growth rates and government control of foreign exchange and the allocation of resources. While the PRC economy has experienced significant growth in the past 30 years, this growth has remained uneven across different periods, regions and among various economic sectors. The PRC government has implemented various measures to encourage economic development and guide the allocation of resources. The PRC government also exercises significant control over China’s economic growth through the allocation of resources, controlling the payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.

Future changes in laws, regulations or enforcement policies in China could adversely affect our business.

We are subject to Chinese laws and regulations relating to data protection, business permits, banking, and money transfer among others. Laws, regulations or enforcement policies in China, including those relating to the travel industry, are evolving and subject to frequent changes. Further, regulatory agencies in China may periodically, and sometimes abruptly, change their enforcement practices. Therefore, prior enforcement activity, or lack of enforcement activity, is not necessarily predictive of future actions. Any enforcement actions against us could have a material and adverse effect on us. In addition, any litigation or governmental investigation or enforcement proceedings in China may be protracted and may result in substantial cost and diversion of resources and management attention, negative publicity, damage to our reputation and viability of our business plans.

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We have limited insurance coverage options in China.

The insurance industry in China is still at an early stage of development. Insurance companies in China offer limited commercial insurance products for the travel market sector or only offer them on unattractive terms. We have determined that balancing the risks of disruption or product liability or the risk of loss or damage to our property on the one hand, the cost of insuring for these risks and the difficulties associated with acquiring such insurance on commercially reasonable terms on the other hand, it is not commercially feasible for us to have such insurance. The occurrence of certain incidents including fire, severe weather, earthquake, war, floods, power outages, windstorms and the consequences resulting from them are not covered at all by insurance policies.

Fluctuations in the value of the Renminbi may have a material and adverse effect on your investment.

The value of the Renminbi against the U.S. dollar and other currencies may fluctuate and is affected by, among other things, changes in China’s political and economic conditions and China’s foreign exchange policies. The conversion of Renminbi into foreign currencies, including the U.S. dollar, has historically been set by the People’s Bank of China. On July 21, 2005, the PRC government changed its policy of pegging the value of the Renminbi to the U.S. dollar. Under the new policy, the Renminbi is permitted to fluctuate within a narrow and managed band against a basket of certain foreign currencies. This change in policy caused the Renminbi to appreciate more than 20% against the U.S. dollar over the following three years. Since reaching a high against the U.S. dollar in July 2008, however, the Renminbi has traded within a narrow band against the U.S. dollar, remaining within 1% of its July 2008 high but never exceeding it. As a consequence, the Renminbi has fluctuated sharply since July 2008 against other freely traded currencies, in tandem with the U.S. dollar. In June 2010, the PRC government indicated that it would again make the foreign exchange rate of the Renminbi more flexible, which increases the possibility of sharp fluctuations in Renminbi’s value in the future as well as the unpredictability associated with Renminbi’s exchange rate. It is difficult to predict how long the current situation may last and when and how it may change again.

There remains significant international pressure on the PRC government to adopt an even more flexible currency policy, which could result in a further and more significant appreciation of the Renminbi against foreign currencies. Our revenues and costs are mostly denominated in the Renminbi, and a significant portion of our financial assets are also denominated in the Renminbi. As we rely entirely on dividends paid to us by our subsidiaries, any significant revaluation of the Renminbi may have a material and adverse effect on our revenues and financial condition, and the value of, and any dividends payable on, our ordinary shares in foreign currency terms. For example, to the extent that we need to convert U.S. dollars into Renminbi for our operations, appreciation of the Renminbi against the U.S. dollar would reduce the Renminbi amount we receive from the conversion. Conversely, if we decide to convert our Renminbi into U.S. dollars for the purpose of making dividend payments on our ordinary shares or for other business purposes, appreciation of the U.S. dollar against the Renminbi would reduce the U.S. dollar amount available to us. Any fluctuations in the exchange rate between the Renminbi and the U.S. dollar could also result in foreign currency translation losses for financial reporting purposes. The current economic dispute between China and the United States has resulted in a loss in the value of the Renminbi against the U.S. dollar for example thus illustrating the short term risk indicated above.

Governmental control of currency conversion may limit our ability to utilize our revenues effectively and affect the value of your investment.

The PRC government imposes controls on the convertibility of the Renminbi into foreign currencies and, in certain cases, the remittance of currency out of China. We receive most of our revenues in Renminbi. Under our current corporate structure, our company may rely on dividend payments from our PRC and Hong Kong subsidiaries to fund any cash and financing requirements we may have. Under existing PRC foreign exchange regulations, payments of current account items, including profit distributions, interest payments and trade and service-related foreign exchange transactions, can be made in foreign currencies without prior approval from the State Administration of Foreign Exchange, or SAFE, by complying with certain procedural requirements. Therefore, our PRC subsidiaries are able to pay dividends in foreign currencies to us without prior approval from SAFE by complying with certain procedural requirements. But approval from or registration with appropriate government authorities is required where Renminbi is to be converted into foreign currency and remitted out of China to pay capital expenses such as the repayment of loans denominated in foreign currencies. This could affect the ability of our PRC subsidiaries to obtain foreign exchange through debt or equity financing, including by means of loans or capital contributions from us. The PRC government may also at its discretion restrict access in the future to foreign currencies for current account transactions. If the foreign exchange control system prevents us from obtaining sufficient foreign currencies to satisfy our foreign currency demands, we may not be able to pay dividends in foreign currencies to our shareholders, including holders of our shares.

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Uncertainties with respect to the Chinese legal system could have a material and adverse effect on us.

The PRC legal system is based on written statutes. Unlike under common law systems, decided legal cases have little value as precedents in subsequent legal proceedings. In 1979, the PRC government began to promulgate a comprehensive system of laws and regulations governing economic matters in general, and forms of foreign investment, including wholly foreign-owned enterprises and joint ventures, in particular. These laws, regulations and legal requirements are often changing, and their interpretation and enforcement involve significant uncertainties that could limit the reliability of the legal protections available to us. We cannot predict the effects of future developments in the PRC legal system. We may be required in the future to procure additional permits, authorizations and approvals for our existing and future operations, which may not be obtainable in a timely fashion or at all. An inability to obtain such permits or authorizations may have a material and adverse effect on our business, financial condition and results of operations.

COVID-19 Related Risk Factors

In March 2020 the World Health Organization declared coronavirus COVID-19 a global pandemic. The COVID-19 pandemic has negatively impacted the global economy, workforces, customers, and created significant volatility and disruption of financial markets. It has also disrupted the normal operations of many businesses, including ours. This outbreak could decrease spending, adversely affect demand for our services and harm our business and results of operations. It is not possible for us to predict the duration or magnitude of the adverse results of the outbreak and its effects on our business or results of operations at this time.

Item 2 Financial Information

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion and analysis of financial condition and results of operations should be read in conjunction with our financial statements and related notes included elsewhere in this report. This discussion contains forward-looking statements that involve risks, uncertainties and assumptions. See “Cautionary Note Regarding Forward-Looking Statements.” Our actual results could differ materially from those anticipated in the forward-looking statements as a result of certain factors discussed elsewhere in this report.

Overview

WeTrade Group Inc. is in the business of providing technical services and solutions via its membership-based social e-commerce platform and the Group is targeted to provided technical and auto-billing management services for 100 million micro-business online stores in China.

In January 2020, WeTrade have appointed 3rd party software company to develop an auto-billing management system (“WePay System”) at the cost of RMB 400,000 in order to provide online payment services for its online store customers in PRC.

The main functions of Wepay System is an online payment services, CPS profit management services, multi-channels App and data analysis, which is developed to provide payment and auto-billing services for online store customers from retail, tourism industry, hospitality and beauty industry.

On March 1, 2020 WeTrade Group Inc.’s wholly owned subsidiary, known as Yue Shang Information Technology (Beijing) Co Limited, has entered into a Technical Entrust (Agency) Agreement with a related company owned by Company’s director, known as Global Joy Trip Technology (Beijing) Co Limited.

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According to the Agreement, the Group will provide auto-billing management services and technical support to Global Joy Trip Technology (Beijing) Co Limited (“Global Joy”) in its e-commerce platform, including, but not limited to: system background construction, foreground APP, basic application training, etc. Accordingly, the Group shall receive 2% of the total Gross Merchandise Volume (“GMV”) generated in Global Joy e-commerce platform as service fee.

Results of Operations

The following tables provide a comparison of a summary of our results of operations for the three month period ended March 31, 2020 and 2019.

Results of Operations for the Three month period Ended March 31, 2020 and 2019

	For the Period March 31, 2020	From the period March 28, 2019 (Inception) to March 31, 2019
Revenue:	$21,070	-

Operating Expenses:
General and Administrative	(25,070)	(4,000)
Operations Loss	(4,000)	(4,000)
Other revenue	3,539	-
Net Loss	(461)	(4,000)

Basic and Diluted Net Loss per share:	(0.00)	(0.00)

Revenue from Operations

For the three-month period ended March 31, 2020, total revenue was $21,070 from related company, which are mainly from the service revenue generated from auto-billing management system from related company.

General and Administrative Expenses

For the three month period ended March 31, 2020, general and administrative expenses were $25,070 , the increase is mainly due to maintenance fee of software development, audit fee and lawyers review fees from the periodic filings with the SEC.

Net Income (Loss)

As a result of the factors described above, there was a net loss of $461 for the three month period ended March 31, 2020, the decrease in loss is mainly due to revenue generated from auto-billing management system from related party.

Results of Operations for the Three month period Ended March 31, 2020.

	2020	2019
Revenue	$21,070	-
General and Administrative Expense	(25,070)	(4,000)
Loss from Operations	(4,000)	(4,000)
Other revenue	3,539	-
Net Loss	$(461)	(4,000)

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Liquidity and Capital Resources

As of March 31, 2020, We had cash on hand of $5,192,095. The decrease is mainly due to the repayment of related party loan of $650,000 and $710,000 in January 21, 2020 and March 2, 2020 respectively as compare to the bank balance of $6,591,128 in December 31, 2019.

Operating activities

Our continuing operating activities used cash of ($1,419,973) during the period, which was mainly due to loan repayment of approximately $1.3 million to related parties as compare to $4,000 in 2019.

Financing activities

Cash provided in our financing activities was increased to $78,000 for the three month period ended March 31, 2020 as compared to $nil in 2019, which is due to additional 26,000 shares to be issued to new 2 shareholders in July 2020.

Inflation

Inflation does not materially affect our business or the results of our operations.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements.

Critical Accounting Policies

We prepare our financial statements in accordance with generally accepted accounting principles of the United States (“GAAP”). GAAP represents a comprehensive set of accounting and disclosure rules and requirements. The preparation of our financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Our actual results could differ from those estimates. We use historical data to assist in the forecast of our future results. Deviations from our projections are addressed when our financials are reviewed on a monthly basis. This allows us to be proactive in our approach to managing our business. It also allows us to rely on proven data rather than having to make assumptions regarding our estimates.

Recent Accounting Pronouncements

We have reviewed all the recently issued, but not yet effective, accounting pronouncements and we do not believe any of these pronouncements will have a material impact on the Company financial statements.

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PART I – FINANCIAL INFORMATION

Item 1. Financial Statements

WETRADE GROUP INC

BALANCE SHEETS

(All amounts shown in U.S. Dollars)	March 31, 2020	December 31, 2019
	(unaudited)	(audited)
ASSETS
Current Assets:
Cash and Cash Equivalents	$5,192,095	6,591,128

Non current Assets:
Intangible asset	56,191	-
Prepaid Expenses	13,531	-
Total Assets:	5,261,817	6,591,128

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accrued expenses	20,210	32,000
Amount due to related parties	416,515	1,754,515

Total Current Liabilities	436,725	1,786,515
Total Liabilities	436,725	1,786,515

Stockholders’ Equity:
Common Stock; $0.00 per share par value; 101,740,666 issued and outstanding at March 31, 2020; 100,074,000 issued and outstanding at December 31, 2019	-	-
Additional Paid in Capital	5,222,020	222,020
Share to be issued	78,000	5,000,000
Accumulated other comprehensive loss	(57,060)	-
Accumulated Deficit	(417,868)	(417,407)
Total Stockholders’ Equity	4,825,092	4,804,613

Total Liabilities and Stockholders’ Equity	$5,261,817	6,591,128

The accompanying notes are an integral part of these unaudited financial statements.

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WETRADE GROUP INC

STATEMENTS OF OPERATIONS

	For the Period March 31, 2020	From the period March 28, 2019 (Inception) to March 31, 2019
	(unaudited)	(unaudited)
Revenue:
Service revenue, related party	$21,070	-

Total net revenues	21,070	-

Operating Expenses:
General and Administrative	25,070	4,000
Operations Loss	(4,000)	(4,000)
Other revenue	3,539
Net Loss	(461)	(4,000)

Other Comprehensive Loss
Foreign currency translation adjustment	(57,060)	-
Total comprehensive Loss	(56,599)	(4,000)

Basic and Diluted Net Loss per share:	(0.00)	(0.00)

Weighted average number of shares outstanding; Basic and Diluted	100,629,555	100,000,000

The accompanying notes are an integral part of these unaudited financial statements.

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WETRADE GROUP INC

STATEMENTS OF CASH FLOWS

	From the period March 31, 2020	For the Period March 28, 2019 (Inception) to March 31, 2019
	(unaudited)	(unaudited)
Cash Flows from Operating Activities:
Net Loss	$(461)	(4,000)
	(461)	(4,000)
Changes in Operating Assets and Liabilities:
Amount due to related parties	(1,338,000)	4,000
Accrued expense	(11,790)	-
Intangible assets	(56,191)	-
Prepaid expenses	(13,531)	-
Net Cash Flows Used in Operating Activities:	(1,419,973)	-

Cash flow from financing activities:		-
Share issued for cash	78,000
Net cash provided by financing activities:	78,000	-
Effect of exchange rate changes on cash	(57,060)	-
Change in Cash and Cash Equivalents:	(1,399,033)	-

Cash and Cash Equivalents, Beginning of Period	6,591,128	-

Cash and Cash Equivalents, End of Period	$5,192,095	-

Supplemental Cash Flow Information:
Cash paid for interest	$-	-
Cash paid for taxes	-	-

The accompanying notes are an integral part of these unaudited financial statements.

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WETRADE GROUP INC AND SUBSIDIARY

Statement of Changes in Stockholders’ Equity (Deficit)

Period Ended March 31, 2020 and 2019

	Common Stock		Additional Paid in	Share to	Retained Earnings (Accumulated	Accumulated Other comprehensive	Total Shareholder Equity
	Shares	Amount	Capital	be issued	Deficit)	loss	(Deficit)
Balance as of December 31, 2019	100,074,000	$-	$222,020	$5,000,000	$(417,407)	$-	$4,804,613
Stock issued during the period	1,666,666	-	5,000,000	(5,000,000)	-	-	-
Share to be issued	-	-	-	78,000	-	-	78,000
Foreign currency translation adjustment	-	-	-	-	-	(57,060)	(57,060)
Net loss for the period	-	-	-	-	$(461)	-	$(461)
Balance as of March 31, 2020 (unaudited)	101,740,666	$-	$5,222,020	$78,000	$(417,868)	(57,060)	$4,825,092

	Common Stock		Additional Paid in	Share to	Retained Earnings (Accumulated	Accumulated other comprehensive	Total Shareholder Equity
	Shares	Amount	Capital	be issued	Deficit)	loss	(Deficit)
Balance as of March 28, 2019 (inception)	100,000,000	$-	$-	$-	$-	-	$-
Stock issued during the period	-	-		-	-		-
Share to be issued	-	-	-	-	-	-	-
Foreign currency adjustment	-	-	-	-	-	-	-
Net loss for the period	-	-	-	-	$(4,000)	-	$(4,000)
Balance as of March 31, 2019 (unaudited)	100,000,000	$-	$-	$-	$(4,000)		$(4,000)

The accompanying notes are an integral part of these unaudited financial statements.

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Wetrade Group Inc

Notes to Financial Statements

For the Three Months Ended March 31, 2020

(Unaudited)

NOTE 1. NATURE OF BUSINESS

Organization

WeTrade Group Inc. was incorporated in the State of Wyoming on March 28, 2019.

WeTrade Group Inc. is in the business of providing technical services and solutions via its membership-based social e-commerce platform and the Group is target to provided technical and auto-billing management services for 100 million micro-business online stores in China.

In January 2020, WeTrade have appointed 3rd party software company to develop an auto-billing management system (“Wepay System”) at the cost of RMB 400,000 in order to provide online payment services for its online store customers in PRC.

The main functions of Wepay System is an online payment services, CPS profit management services, multi-channels App and data analysis, which is developed to provide payment and auto-billing services for online store customers from retail, tourism industry, hospitality and beauty industry.

WeTrade Group INC had successful conducted its business operations in mainland China and trial operation in Hong Kong, Philippines and Singapore. WeTrade has also formed the long-term technical cooperation with Yuetao App, Daren App, Yuebei App, Jingdong App, Yuedian App and Lvyue App.

On March 1, 2020 WeTrade Group Inc.’s wholly owned subsidiary, known as Yue Shang Information Technology (Beijing) Co Limited, has entered into a Technical Entrust (Agency) Agreement with a related company owned by Company’s director, known as Global Joy Trip Technology (Beijing) Co Limited.

According to the Agreement, the Group will provide auto-billing management services and technical support to Global Joy Trip Technology (Beijing) Co Limited (“Global Joy”) in its e-commerce platform, including, but not limited to: system background construction, foreground APP, basic application training, etc.

Accordingly, the Group shall receive 2% of the total Gross Merchandise Volume (“GMV”) generated in Global Joy e-commerce platform as service fee.

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The Board believes that the Technical Entrust Agreement will provide the Group with the opportunity to leverage on its extensive experience in China social e-commerce business. The Board also believes that it could expand the Group’s business scope, broaden income sources and enhance its financial performance, as well as in the interests of the Company and its shareholders.

The following diagram sets forth the structure of the Company as of the date of this Current Report:

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of preparation of financial statements

The consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”). The consolidated financial statements include the financial statements of the Company and its subsidiaries. All significant inter-company transactions and balances have been eliminated in consolidation.

The condensed consolidated financial statements of the Company as of and for the three ended March 31, 2020 and 2019 are unaudited. In the opinion of management, all adjustments (including normal recurring adjustments) that have been made are necessary to fairly present the financial position of the Company as of March 31, 2020, the results of its operations for the three months ended March 31, 2020 and 2019, and its cash flows for the three months ended March 31, 2020 and 2019. Operating results for the interim periods presented are not necessarily indicative of the results to be expected for a full fiscal year. The balance sheet as of December 31, 2019 has been derived from the Company’s audited financial statements included in the Form 10-K for the year ended December 31, 2019.

The statements and related notes have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”). Accordingly, certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been omitted pursuant to such rules and regulations. These financial statements should be read in conjunction with the financial statements and other information included in the Company’s Annual Report on Form 10-K as filed with the SEC for the fiscal year ended December 31, 2019.

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As of March 31, 2020, the details of the consolidating subsidiaries are as follows:

	Place of	Attributable
Name of Company	incorporation	equity interest %
Utour Pte Ltd	Singapore	100%

WeTrade Information Technology Limited (“WITL”)	Hong Kong	100%

Yueshang Information Technology (Beijing) Co., Ltd. (“YITB”)	P.R.C.	100%

Nature of Operations

WeTrade Group Inc. (the “Company” or or “We’ or “Us”) is a Wyoming corporation incorporated on March 28, 2019. The Company is an investment holding company that formed as a Wyoming corporation to use as a vehicle for raising equity outside the US.

As of March 31, 2020, the nature operation of its subsidiaries are as follows:

	Place of	Nature of
Name of Company	incorporation	operation
Utour Pte Ltd	Singapore	Investment holding company

WeTrade Information Technology Limited (“WITL”)	Hong Kong	Investment holding company

Yueshang Information Technology (Beijing) Co., Ltd. (“YITB”)	P.R.C.	Providing of social e-commerce services, technical system support and services

COVID-19 outbreak

In March 2020 the World Health Organization declared coronavirus COVID-19 a global pandemic. The COVID-19 pandemic has negatively impacted the global economy, workforces, customers, and created significant volatility and disruption of financial markets. It has also disrupted the normal operations of many businesses, including ours. This outbreak could decrease spending, adversely affect demand for our services and harm our business and results of operations. It is not possible for us to predict the duration or magnitude of the adverse results of the outbreak and its effects on our business or results of operations at this time.

Revenue recognition

The Company follows the guidance of Accounting Standards Codification (ASC) 606, Revenue from Contracts. ASC 606 creates a five-step model that requires entities to exercise judgment when considering the terms of contracts, which includes (1) identifying the contracts or agreements with a customer, (2) identifying our performance obligations in the contract or agreement, (3) determining the transaction price, (4) allocating the transaction price to the separate performance obligations, and (5) recognizing revenue as each performance obligation is satisfied. The Company only applies the five-step model to contracts when it is probable that the Company will collect the consideration it is entitled to in exchange for the services it transfers to its clients.

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments purchased with a maturity period of three months or less to be cash or cash equivalents. The carrying amounts reported in the accompanying unaudited condensed consolidated balance sheets for cash and cash equivalents approximate their fair value. All of the Company’s cash that is held in bank accounts in Singapore and PRC is not protected by Federal Deposit Insurance Corporation (“FDIC”) insurance or any other similar insurance in the PRC, or Singapore.

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Use of Estimate

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of expenses during the reporting periods. Actual results could differ from those estimates.

Concentration of Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash. Cash on hand amounted to $5,192,095 as of March 31, 2020.

Intangible Asset

Intangible asset is software development cost incurred by company, it will be amortized on a straight line basis over the estimated useful life of 5 years.

Income Tax

Income taxes are determined in accordance with the provisions of ASC Topic 740, “Income Taxes” (“ASC Topic 740”). Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the periods in which those temporary differences are expected to be recovered or settled. Any effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

ASC 740 prescribes a comprehensive model for how companies should recognize, measure, present, and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Under ASC 740, tax positions must initially be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. Such tax positions must initially and subsequently be measured as the largest amount of tax benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the tax authority assuming full knowledge of the position and relevant facts.

The Company has a subsidiary in Singapore and PRC. The Company is subject to tax in Singapore and PRC jurisdictions. As a result of its future business activities, the Company will be required to file tax returns that are subject to examination by the Inland Revenue Authority of Singapore and Tax Department of PRC.

Loss Per Share

Basic net income (loss) per share of common stock attributable to common stockholders is calculated by dividing net income (loss) attributable to common stockholders by the weighted-average shares of common stock outstanding for the period. Potentially dilutive shares, which are based on the weighted-average shares of common stock underlying outstanding stock-based awards, warrants, options, or convertible debt using the treasury stock method or the if-converted method, as applicable, are included when calculating diluted net income (loss) per share of common stock attributable to common stockholders when their effect is dilutive.

Potential dilutive securities are excluded from the calculation of diluted EPS in loss periods as their effect would be anti-dilutive.

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As of March 31, 2020, there were potentially dilutive shares.

	For the period March 31, 2020	For the period March 31, 2019
Statement of Operations Summary Information:
Net Loss	$461	4,000
Weighted-average common shares outstanding - basic and diluted	100,629,555	100,000,000
Net loss per share, basic and diluted	$0.00	0.00

Fair Value

The Company follows guidance for accounting for fair value measurements of financial assets and financial liabilities and for fair value measurements of nonfinancial items that are recognized or disclosed at fair value in the financial statements on a recurring basis. Additionally, the Company adopted guidance for fair value measurement related to nonfinancial items that are recognized and disclosed at fair value in the financial statements on a nonrecurring basis. The guidance establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to measurements involving significant unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.

Level 3 inputs are unobservable inputs for the asset or liability. The carrying amounts of financial assets such as cash approximate their fair values because of the short maturity of these instruments.

NOTE 3. RECENT ACCOUNTING PRONOUNCEMENTS

Recent accounting pronouncements issued by the FASB (including its Emerging Issues Task Force) and the United States Securities and Exchange Commission did not or are not believed by management to have a material impact on the Company’s present or future financial statements.

NOTE 4. REVENUE

The main functions of Wepay System is an online payment services, CPS profit management services, multi-channels App and data analysis, which is developed to provide payment and auto-billing services for online store customers from retail, tourism industry, hospitality and beauty industry.

We earn revenue primarily by completing payment transactions for customers through our “Wepay System” and from other value added services. Our revenues are classified into two categories: transaction revenues based on Gross Merchandise volume (“GMV”) of online stores and revenues from other value added services or online technical services from store customers.

As per the agreement with related company, known as Global Joy Trip Technology (Beijing) Co Limited, which will shall be 0.5% of the actual Gross Merchandise Volume (“GMV”) during trial period and subsequently 2% of GMV pay to the Company as the system service fee.

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NOTE 5. CASH AT BANK

As of March 31, 2020, the Company held cash in bank in the amount of $5,192,095, which consist of the following:

	March 31, 2020	December 31, 2019
Bank Deposits-China	$4,943,930	5,000,014
Bank Deposits-Singapore	248,165	1,591,114
	5,192,095	6,591,128

NOTE 6. INTANGIBLE ASSET

Intangible asset is software development cost incurred by company, it will be amortized on a straight line basis over the estimated useful life of 5 years as follow:

	March 31, 2020
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Weighted Average Useful Life (Years)

Intangible assets:
Software development	$57,143	$(952)	$56,191	5
Intangible assets, net	$57,143	$(952)	$56,919

Amortization expense for intangible assets was $952 for the three months ended March 31, 2020.

Expected future intangible asset amortization as of March 31, 2020 was as follows:

Fiscal years:
Remaining 2020	$56,191
2021	44,767
2022	33,343
2023	21,919
Thereafter	10,497

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NOTE 7. AMOUNT DUE TO DIRECTOR

As of March 31, 2020, amount due to related parties consist of the following:

	As of March 31, 2020	As of December 31, 2019

Related parties payable	276,515	254,515
Related party loan	140,000	1,500,000
	$416,515	1,754,515

The related party balance of $416,515 represented an outstanding loan of $140,000 from the related company owned by Company’s director for daily business operation in Singapore, and professional expenses paid on behalf by Director of $276,515 and which consist of $224,515 advance from Dai Zheng, $42,000 advance from Li Zhuo and $10,000 from Che Kean Tat. It is unsecured, interest-free with no fixed payment term and imputed interest is consider to be immaterial.

The Company have settled related party loan of $650,000 and $710,000 in January 21, 2020 and March 2, 2020 respectively due to cost cutting in business operation in Singapore as a result of change in business plan. As of March 31, 2020, there were $140,000 of related party loan that are due to the company owned by Mr. Dai, the Chairman of the Board.

NOTE 8. SHAREHOLDERS’ EQUITY (DEFICIT)

The Company issued 1,660,680 shares of common stock in February 2020 at price of $3 per share.

The Company has an unlimited number of ordinary shares authorized and has issued 101,740,666 shares with no par value as of March 31, 2020.

There are 26,000 shares to be issued at $3 per share to 2 new shareholders in July 2020.

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Item 3. Description of Property

Our principal business and corporate address is No 1 Gaobei South Coast, Yi An Men 111 Block 37, Chao Yang District, Beijing City, People Republic of China ; our telephone number is +8610-85788631. Our facilities are provided by our management on a rent-free basis. We have no intention of finding, in the near future, other facilities during our development stage.

We do not, currently, have any investments or interests in any real estate, nor do we have investments or an interest in any real estate mortgages or securities of persons engaged in real estate activities.

Item 4. Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the number of shares of our common stock beneficially owned on March 19, 2020, by:

•	each person who is known by us to beneficially own 5% or more of our common stock,

•	each of our directors and officers, and

•	all of our directors and officers as a group.

Title of Class	Name of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percent of Class

Common Stock	AiShangYou Limited (100% controlled by Dai Zheng) Sertus Chambers, P.O. Box 905, Quatisky Building, Road Town, Tortola, British Virgin Islands.	87,669,667	87.17%

Common Stock	Li Zhuo Unit 1201, Building 1, Luyuan Shanghe Village, Haidian, Beijing.	6,000,000	5.89%

Common Stock	Che Kean Tat 20C Tower 2 Grand Promenade, 38 Taikong Road, Sai Wan Ho, Hong Kong.	6,000,000	5.89%

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Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days after the date indicated in the table are deemed beneficially owned by the optionees. Subject to any applicable community property laws, the persons or entities named in the table above have sole voting and investment power with respect to all shares indicated as beneficially owned by them.

(1)

The persons named above may be deemed to be a “parent” and “promoter” of the Company, within the meaning of such terms under the Securities Act of 1933, as amended, by virtue of his direct holdings in the Company.

(2)	Each shareholder owns his or her shares directly.

Item 5. Directors and Executive Officers

Each of our directors is elected by our stockholders to a term of one year and serves until his or her successor is elected and qualified. Each of our officers is appointed by our board of directors (the “Board”) to a term of one year and serves until his or her successor is duly elected and qualified, or until he or she is removed from office. The Board has no nominating, audit or compensation committees.

The name, address, age and position of our officers and directors is set forth below:

Name and Address	Age	Position
Zheng, Dai No 1 Gaobeidian South Coast, Yi An Men 111, Block 37, Chao Yang District, Beijing City, PRC.	44	President, Chief Executive Officer (CEO) and Director
Zhuo, Li Unit 1201, Building 1, Luyuan Shanghe Village, Haidian, Beijing, PRC.	30	Chief Operating Officer and Director
Kean Tat, Che 20C Tower 2 Grand Promenade, 38 Taikong Road, Sai Wan Ho, Hong Kong.	36	Secretary and Director

Zheng, Dai has held the positions of director, President and CEO since March 28, 2019. Zhuo, Li has held the position of director and COO since March 28, 2019. Kean Tat Che has held the position of director and CFO since March 28, 2019.The persons named above are expected to hold their offices/positions until the next annual meeting of our stockholders. The officers and directors set forth herein are our only officers, directors, promoters and control persons, as that term is defined in the rules and regulations promulgated under the Securities Exchange Act of 1934.

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Background Information about Our Officers and Directors

Zheng, Dai

Zheng, Dai, age 44, has over 20 years of experience in the e-commerce and information technology industry.

Mr. Dai is a graduate of Fuzhou Finance University in PRC and majored in Finance and Economics in 1998. Mr. Dai began his career in internet and information technology industry in 1998. From 2000 to 2004, he served as Chief Technology Officer (“CTO”) for China Interaction Media Group, responsible for the company's technology strategy and implementation. From 2006 to 2012, he was a co--founder and Vice President of Qunar Cayman Islands Limited (stock code: QUNR)listed in NASDAQ, mainly responsible for IT governance of platform & services, including telecommunications, networks, infrastructure, engineering, media, and architecture. From 2014 to to 2019, he was founder and CEO of Juesheng Education Technology Group Co.,Ltd an online education service company. From 2019 to present, he is founder and chairman of Global Joytrip Limited, an online service platform company that provide comprehensive information of Leisure and traveling. Mr. Dai’s prime duty for the Company will be to leverage his existing industry connections to assist in the implementation of the business plan related to the online traveling services platform. Mr. Dai controls almost 88% of the issued shares through his 100% controlled affiliate AiShangYou Limited.

Zhuo, Li

Zhuo, Li, age 30, is a graduate from Beijing Commercial University in PRC and majored in Economics in 2011. He has over 10 years of experience in investment and financing industry. From 2011 to present, He is the founder and Chairman of Lixingde Capital Group, an asset management company that responsible for the corporate fund raising, financial advisory and wealth management. In his current role, Mr. Li is tasked with seeking potential investors and funding for the company future’s acquisition and development.

Kean Tat, Che

Kean Tat, Che, age 36, is a graduate from University of Adelaide in Australia and majored in Accounting and Finance in 2005. He is a member of CPA Australia and has over 15 years of experience in accounting, auditing, corporate finance and IPO advisory. In 2006, he started his career as auditor with Ernst & Young LLP and left the firm in 2009. From 2009 to 2012, he worked as Corporate Finance Manager with ICH Group, which involved in several IPO in Singapore and Hong Kong. In 2013, he served as Vice President in Auscar Wealth Management Sdn Bhd, responsible for the corporate finance, fund raising, merger and acquisition. From 2019 to present, he is working as Group CFO in Nova Group Hodings (stock code:1360) listed on HK stock exchange, responsible for the group financial affairs, corporate financial activities, merger & acquisition and corporate restructurings. In his current role, Mr Che is tasked with the corporate affairs and potential merge and acquisition.

No executive officer or director of the Company has been the subject of any order, judgment, or decree of any court of competent jurisdiction, or any regulatory agency permanently or temporarily enjoining, barring, suspending or otherwise limiting him or her from acting as an investment advisor, underwriter, broker or dealer in the securities industry, or as an affiliated person, director or employee of an investment company, bank, savings and loan association, or insurance company or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any securities.

No executive officer or director of the Company has been convicted in any criminal proceeding (excluding traffic violations) or is the subject of a criminal proceeding which is currently pending.

No executive officer or director of the Company is the subject of any pending legal proceedings.

Committees of the Board of Directors

Concurrent with having sufficient members and resources, our board of directors will establish an audit committee and compensation committee. The audit committee will review the results and scope of the audit and other products provided by the independent auditors and review and evaluate our system of internal controls. The compensation committee will manage any stock option plan we may establish and review and recommend compensation arrangements for our officers. No final determination has yet been made as to the membership of these committees or when we will have sufficient members and resources to establish those committees.

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Directors Term of Office

Each of our directors is appointed to hold office until the next annual meeting of our stockholders, until her or her respective successor is elected and qualified, or until he or she resigns or is removed in accordance with the applicable provisions of Wyoming law. Our officers are appointed by our board of directors and hold office until removed by our board of directors or until their resignation.

Item 6. Executive Compensation.

Indebtedness of Directors and Executive Officers

None of our directors or officers or their respective associates or affiliates is indebted to us.

Family Relationships

Our directors and officers do not have any family relationship between each other.

Audit Committee Financial Expert

We do not have an audit committee financial expert. We do not have an audit committee financial expert because we believe the cost related to retaining a financial expert at this time is prohibitive. Further, because we have no operations, at the present time, we believe the services of a financial expert are not warranted.

Potential Conflicts of Interest

As we do not have an audit committee or compensation committee comprised of independent directors, the functions that would have been performed by such committees are performed by our sole director. Thus, there is a potential conflict of interest, in that our officers and directors have the authority to determine issues concerning management compensation and audit issues that may affect management decisions. We are not aware of any other conflicts of interest with any of our executive officers or directors.

Code of Ethics; Financial Expert

We do not currently have a Code of Ethics applicable to our principal executive, financial and accounting officers. We do not have a financial expert on our board of directors.

Executive Compensation

We began our business in March 2019. No salaries have been paid by us at any time through March 19, 2020. We have not entered into any employment agreements with our officers or directors.

Employment Contracts

There is no employment contract with either Mr. Zheng, Dai, Zhuo, Li or Mr. Kean Tat, Che at this time, nor are there any agreements for compensation in the future. A salary and stock options and/or warrants program may be developed in the future. Our board of directors will determine future compensation, and, as appropriate, employment agreements.

There are no other stock option plans, retirement, pension, or profit sharing plans for the benefit of our officers and directors other than as described herein.

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No Compensation to Directors

No director has received any cash or other compensation for serving as a director, and we do not plan to pay any cash or other compensation to any person for serving as a director. Our directors are entitled to reimbursement for reasonable out-of-pocket expenses incurred in connection with our business. Our board of directors may award special remuneration to any director undertaking any special products on our behalf, other than products ordinarily required of a director.

Long-Term Incentive Plan Awards

We do not have any long-term incentive plans that provide compensation intended to serve as incentive for performance.

Option Grants

There have been no individual grants of stock options to purchase our common stock made to the executive officers named in the Summary Compensation table.

Aggregated Option Exercises and Fiscal Year-End Option Value

There have been no stock options exercised by the executive officer named in the Summary Compensation table.

Long-Term Incentive Plan (“LTIP”) Awards

There have been no awards made to a named executive officer in the last completed fiscal year under any LTIP.

Item 7. Certain Relationships and Related Transactions, and Director Independence.

Directors Independence

Our board of directors is, currently, composed of members who do not qualify as independent directors in accordance with the published listing requirements of the NASDAQ Global Market, as we do not participate in that market. The NASDAQ independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the directors, not any of her or her family members has engaged in various types of business dealings with us. In addition, our board of directors has not made a subjective determination as to each director that no relationships exists which, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, though such subjective determination is required by the NASDAQ rules. If our board of directors made these determinations, our board of directors would have reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management.

Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than ten percent of our common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of our common stock. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

We intend to ensure to the best of our ability that all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent (10%) beneficial owners are complied with in a timely fashion.

Transactions with Related Persons, Promoters and Certain Control Persons

On March 28, 2019 100,000,000 shares of the company’s common stock were issued to the founders of the company for services rendered to developing the company’s platform. These founders include Dai Zheng, Li Zhou and Che Kean Tat.

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As of December 31, 2019, Global Joy Trip and Tech Inc., a company owned by Dai Zheng, agreed to loan the Company $1,500,000 for the purposes of the Company setting up future operations in Singapore. Subsequently, the Company has decided not to proceed with operations in Singapore at this time.

The Company has made re-payments of $650,000 on January 21, 2020 and $710,000 on March 2, 2020 Global Joy Trip and Tech Inc.  As of March 19, 2020 $140,000 of the loan still remains due to Global Joy Trip and Tech Inc.

Item 8. Legal Proceedings

Legal Proceedings

We are not involved in any pending legal proceeding nor are we aware of any pending or threatened litigation against us.

Item 9. Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.

Not applicable.

Item 10. Recent Sales of Unregistered Securities

The Company has issued additional 1,666,666 shares to 2 shareholders during the three months ended March 31, 2020.

Item 11. Description of Registrant’s Securities to be Registered

Not applicable.

Item 12. Indemnification of Directors and Officers.

Pursuant to our Articles of Incorporation and bylaws, we may indemnify an officer or director who is made a party to any proceeding, including a lawsuit, because of his or her position, if he or she acted in good faith and in a manner he or she reasonably believed to be in our best interest. In certain cases, we may advance expenses incurred in defending any such proceeding. To the extent that the officer or director is successful on the merits in any such proceeding as to which such person is to be indemnified, we must indemnify him or her against all expenses incurred, including attorney’s fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by the laws of the State of Wyoming. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

Item 13. Financial Statements and Supplementary Data.

See Item 2 and Item 15.

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Item 14. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Item 15. Financial Statements and Exhibits.

List of Exhibits

10-Q	06/30/2020

8-K	05/12/2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WETRADE GROUP INC.

Date: July 7, 2020	By:	/s/ Dai Zheng
Dai Zheng Director/CEO

	By:	/s/ Li Zhou
Li Zhou/Director/COO

	By:	/s/ Kean Tat Che
Kean Tat Che/Director/CFO

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